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                                                                    EXHIBIT 23.2

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Viacell, Inc. of our report dated March 10, 2004 relating to the financial statements of Kourion Therapeutics AG, which appears in Viacell Inc.'s Prospectus filed on January 21, 2005, related to the Registration Statement on Form S-1 (No. 333-114209).

/s/ PricewaterhouseCoopers GmbH
Duesseldorf, Germany
February 9, 2005